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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 11, 2004
                                                           ------------

                                    GSV, Inc.
                                    ---------
             (Exact name of registrant as specified in its charter)


        Delaware                0-23901                 13-3979226
        --------                -------                 ----------
(State or other         (Commission File Number)        (IRS Employer
jurisdiction of                                         Identification No.)
incorporation)


                        191 Post Road, Westport, CT 06880
                        ---------------------------------
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (203) 221-2690
                                                           --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)
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Item 5. Other Events and Regulation FD Disclosure

GSV, Inc. recently raised additional funds through the sale of a $200,000 convertible note to a foreign private investor. The note is convertible into common stock at a conversion price of $0.70 a share. GSV will use the proceeds to continue developing its oil and gas prospects in Texas.

GSV also issued warrants to the investor to purchase up to 1,142,857 shares of common stock at a price of $0.70 a share, totaling if exercised in full $800,000. The warrants expire if not exercised within 12 months. The conversion price of the note and the exercise price of the warrants are subject to customary price adjustment for stock splits and similar events, and for future financing at prices lower than $.70 per share.

GSV offered the convertible note and the warrants in reliance on an exemption from registration for offers and sales of securities that do not involve a public offering. This offering was not registered under the Securities Act of 1933, as amended, and neither the convertible note nor the warrants or the underlying common stock may be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This disclosure is neither an offer to purchase nor a solicitation of an offer to sell securities in any jurisdiction in which such an offer or sale would be unlawful. This document does not and will not constitute an offer to sell or the solicitation of an offer to buy shares and is being issued under Rule 135c under the Securities Act.

Forward-Looking Statements
--------------------------

Some of the statements in this document are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- "may"
- "will"
- "should"
- "estimates"
- "plans"
- "expects"
- "believes"
- "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward- looking statements. Potential risks and uncertainties that could affect our future operating results include, but are not limited to, our limited operating history, history of losses, need to raise additional capital, and the high risk nature of our business, as well as other risks described in our most recent annual report on Form 10-KSB filed with the Securities and Exchange Commission.
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Item 7.  Financial Statements and Exhibits.

        Exhibit No.     Description

         4.1            Convertible Promissory Note dated May 11, 2004.
         4.2            Warrant to Purchase Stock dated May 11, 2004.
         10.1           Form of Purchase Agreement, dated May 11, 2004.
         10.2 Form of Guaranty dated as of May 11, 2004, by Polystick U.S. Corporation in favor of D. Emerald Investments Ltd.
         10.3 Form of Pledge Agreement dated as of May 11, 2004, by and between Polystick U.S. Corporation and D. Emerald Investments Ltd.
         10.4 Form of Voting Agreement dated May 11, 2004, by and between Polystick U.S. Corporation and D. Emerald Investments Ltd.
         99.1           Press release dated May 13, 2004.


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                                    SIGNATURE
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     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GSV, INC.
                                        ---------
                                        (Registrant)


Dated:  May 14, 2004                    By: /s/Gilad Gat
                                            ------------
                                            Gilad Gat
                                            Chief Executive Officer
                                            (Principal Executive Officer)


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